UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.

As previously disclosed in a press release on May 10, 2019, W.M. “Rusty” Rush, Chief Executive Officer, President and Chairman of the Board of Rush Enterprises, Inc. (the “Company”), and Steven L. Keller, Chief Financial Officer and Treasurer of the Company, will participate in meetings with members of the investment community at the Bank of America Merrill Lynch 2019 Transportation and Industrials Conference in Boston, Massachusetts on Tuesday, May 14, 2019 and Wednesday, May 15, 2019. In addition, Mr. Rush will present at the conference at 8:00 a.m. Eastern Time on Wednesday, May 15, 2019. An audio webcast of the presentation may be accessed live at http://www.veracast.com/webcasts/baml/transportation2019/id97205259184.cfm and in the “Investor Relations” section of the Company’s website at www.rushenterprises.com. The audio webcast will be available after the presentation at the websites listed above until August 12, 2019.

The Company intends to use the presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated into this Item 7.01 by reference (the “Investor Presentation”), at the conference referenced above and potentially at other investor meetings over the next couple of months. The Company has posted the Investor Presentation in the “Investor Relations” section of its website at www.rushenterprises.com. The Company reserves the right to discontinue the availability of the Investor Presentation at any time.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Rush Enterprises, Inc. Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: May 14, 2019	By:	/s/ Michael Goldstone
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Rush Enterprises, Inc. Investor Presentation.